EXHIBIT 99.2

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF NEW YORK

x
PLYMOUTH COUNTY RETIREMENT ASSOCIATION,

Plaintiff,

v.

JAMES SCHROEDER, SHELLY BOXER, BARBARA SCHWARTZ, DAVID SANDLER, STEVEN TUDOR, MELVIN REDMAN, CHARLES MOYER, ROSS ANKER, CHARLES BOEHLKE, MITCHELL JACOBSON, ROGER FRADIN, DENIS KELLY, RAYMOND LANGTON, and PHILIP PELLER,

Defendants,

and

MSC INDUSTRIAL DIRECT CO., INC.,

Nominal Defendant.
: : : : : : : : :	Civil Action No. 07-CV-04772-ADS-ETB
x

STIPULATION OF SETTLEMENT

This Stipulation of Settlement in the above-captioned action, including the exhibits attached hereto, dated July 7, 2009 (the “Stipulation”), is made and entered into by and among the following Settling Parties:  (i) Plymouth County Retirement Association (the “Plaintiff”) (on behalf of itself and derivatively on behalf of MSC Industrial Direct Co., Inc. (“MSC” or the “Company”)); (ii) the Individual Defendants (as defined herein); and (iii) nominal defendant MSC (collectively with Plaintiff and the Individual Defendants, the “Parties”), each by and through their respective counsel.  The Stipulation is intended by the Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined herein), upon and subject to the terms and conditions hereof (the “Settlement”).

I.	THE LITIGATION

On November 15, 2007, Plaintiff filed a shareholder derivative complaint nominally on behalf of MSC against certain current and former members of MSC’s Board of Directors (the “Board”) and against certain current and former MSC officers in the United States District Court for the Eastern District of New York (the “Court”), captioned Plymouth County Retirement Association v. Schroeder, Civ. No. 07-04772-ADS-ETB (the “Litigation”).  The complaint alleged violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (15 U.S.C. §§ 78a et seq.) (the “Exchange Act”), breach of fiduciary duty, accounting, unjust enrichment, rescission and waste.  The complaint alleged, among other things, that from 1997 through 2001, the Individual Defendants engaged in unlawful or improper practices related to MSC’s granting and accounting for stock options.

On February 1, 2008, MSC filed a motion to dismiss the Litigation arguing, among other things, that the case should be dismissed on the grounds that Plaintiff failed to make pre-suit demand on the Board or adequately plead that such pre-suit demand was excused as futile.  Also on February 1, 2008, the Individual Defendants filed a motion to dismiss arguing, among other things, that the complaint failed to state a claim.  Plaintiff filed oppositions to those motions on March 17, 2008, and MSC and the Individual Defendants filed reply papers on April 7, 2008.

By Memorandum and Order dated September 5, 2008 (the “September 5 Order”), the Court granted in part the Individual Defendants’ motion and dismissed the Exchange Act claims.  The September 5 Order otherwise denied the Individual Defendants’ motion and also denied MSC’s dismissal motion.

On December 22, 2008, Plaintiff filed an amended complaint with the Court asserting substantially similar claims to those asserted in the originally filed complaint.  On January 26, 2009, MSC and the Individual Defendants each filed answers to the amended complaint.

II.	SETTLEMENT NEGOTIATIONS

After the Court’s rulings in connection with Defendants’ motions to dismiss, the Parties began to exchange information concerning the Company’s historical stock option-granting practices.  Thereafter, the Parties began settlement discussions, which resulted in the further exchange of information, including the production of non-public documents and other information to Plaintiff’s counsel.

The Parties participated in protracted, arm’s-length settlement negotiations over what settlement terms were appropriate, including possible remedial measures.  These negotiations were punctuated by numerous proposals by all Parties’ counsel.  Only after consensus was reached on the settlement terms did counsel then separately negotiate the agreed-to attorneys’ fees and expenses award.

III.	DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Individual Defendants expressly deny all charges of wrongdoing or liability against them arising out of any conduct, statements, acts or omissions alleged, or that could have been alleged, in the Litigation.  The Individual Defendants also deny the allegations that Plaintiff or MSC or its shareholders have suffered damages by the conduct alleged in the Litigation.  The Individual Defendants assert that at all relevant times, they acted in good faith, and in a manner that they reasonably believed to be in the best interests of MSC and its shareholders.

Nonetheless, the Individual Defendants and MSC have concluded that further conduct of the Litigation would be protracted, expensive and distractive to MSC and its management.  The Individual Defendants and MSC have also taken into account the uncertainty and risks inherent in any litigation.  The Individual Defendants and MSC have, therefore, determined that it is desirable that the Litigation be fully and finally settled in the manner and upon the terms and conditions set forth herein.  Neither this Stipulation, nor any of its terms or provisions, nor any of the negotiations or proceedings connected with it, shall be construed as an admission or concession by any of the Individual Defendants or MSC of the merit or truth of any of the allegations or claims in the Litigation, or of any liability, fault or wrongdoing of any kind.

IV.	PLAINTIFF’S CLAIMS AND BENEFITS OF SETTLEMENT

Plaintiff believes that the claims asserted in the Litigation, and the claims which could potentially be asserted, have merit.  However, Plaintiff recognizes and acknowledges the expense and length of continued proceedings necessary to prosecute the Litigation through trial and possibly through appeals.  Plaintiff also has taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Litigation, as well as the difficulties and delays inherent in such litigation.  Plaintiff also is mindful of the inherent problems of proof and possible defenses to the claims asserted in the Litigation or which may be asserted.  Plaintiff believes that the Settlement set forth in this Stipulation confers substantial benefits upon MSC and its shareholders.  Based on its evaluation, Plaintiff has determined that the Settlement set forth in the Stipulation is in the best interests of Plaintiff, MSC and its shareholders.

V.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiff (for itself and derivatively on behalf of MSC), the Individual Defendants, and MSC, by and through their respective counsel, that, subject to all necessary court approvals, entry of a Final Judgment as provided in this Stipulation, and satisfaction of all other conditions set forth herein, the Litigation and all of the Released Claims shall be completely, fully, finally and forever compromised, settled and released, and the Litigation shall be dismissed with prejudice, upon and subject to the terms and conditions of the Stipulation as follows.

1.	Definitions

As used in this Stipulation, the following terms have the meanings specified below:

1.1           “Board” means the Board of Directors of MSC, including all committees and subcommittee thereof.

1.2           “Court” means the United States District Court for the Eastern District of New York.

1.3           “Defendants” means the Individual Defendants and nominal defendant MSC.

1.4           “Effective Date” means the first date by which all of the events and conditions specified in ¶ 4.1 have occurred or have been satisfied.

1.5           “Fee and Expense Amount” means the agreed-to award of attorney’s fees and expenses not to exceed the amount of $800,000.

1.6           “Final” means the time when a Judgment that has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review.  More specifically, it is the situation when:  (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Litigation; or (2) an appeal has been filed and the courts of appeal have either affirmed the Judgment or dismissed that appeal and the time for any reconsideration of further appellate review has passed; or (3) a higher court has granted further appellate review and the court has either affirmed the underlying Judgment or affirmed the court of appeals’ decision affirming the Judgment or dismissing the appeal.

1.7           “Individual Defendants” means James Schroeder, Shelly Boxer, Barbara Schwartz, David Sandler, Steven Tudor, Melvin Redman, Charles Moyer, Ross Anker, Charles Boehlke, Mitchell Jacobson, Roger Fradin, Denis Kelly, Raymond Langton, and Philip Peller.

1.8           “Judgment” means the judgment to be rendered by the Court approving this Stipulation and dismissing the Litigation with prejudice.

1.9           “Litigation” means Plymouth County Retirement Association v. Schroeder, Civ. No. 07-04772-ADS-ETB, pending in the United States District Court for the Eastern District of New York.

1.10           “MSC” means nominal defendant MSC Industrial Direct Co., Inc., a New York Corporation, and all of its predecessors, successors, and all present and former parents, subsidiaries, divisions and related or affiliated entities.

1.11           “Notice” means the Notice of Proposed Settlement of Derivative Action and of Settlement Hearing, substantially in the form of Exhibit B attached hereto.

1.12           “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government, or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.13           “Plaintiff” means Plymouth County Retirement Association.

1.14           “Plaintiff’s Counsel” means any counsel that has appeared of record or rendered legal service to Plaintiff in connection with the Litigation.

1.15           “Related Persons” means (i) each of an Individual Defendant’s spouse, heirs, executors, estates, or administrators, any entity in which an Individual Defendant and/or member(s) of his or her family has or had a controlling interest, any members of their immediate families, or any trust of which any Individual Defendant is or was the settlor or which is or was for the benefit of any Individual Defendant and/or member(s) of his or her family, (ii) each of the Individual Defendants’ present and former attorneys, legal representatives, and assigns in connection with the Litigation, and (iii) all past, present, and future directors, officers, partners, controlling shareholders, joint venturers, related or affiliated entities, agents, advisors, employees, affiliates, predecessors, successors, parents, subsidiaries, divisions, assigns, auditors, and attorneys for nominal defendant MSC.  Related Persons does not include any insurers, co-insurers, or reinsurers of the Defendants.

1.16           “Released Claims” shall collectively mean all claims, rights, causes of action, suits, matters and issues, known or unknown, that have been or could or might have been alleged or asserted derivatively, or in the case of MSC, directly, in the Litigation or any other court or forum by the Plaintiff, MSC, or any record or beneficial MSC shareholder, whether indirectly, representatively, individually or in any other capacity against each and every of the Released Persons in connection with the Litigation or that arise from or relate to the matters or occurrences that were or could have been alleged in the Litigation, including any claims related to the public disclosures relating to stock option grants and purchases or the transactions referenced therein, however described, through and including the date of execution hereof.  Released Claims shall not include any and all claims, rights, defenses, or causes of action that have been or that may be asserted against any insurers, co-insurers, or reinsurers of the Defendants, or against any insurance policies issued thereby.  Such claims are expressly reserved and not waived.

1.17           “Released Persons” means each and all of the Individual Defendants and their Related Persons.

1.18           “Settlement” means the settlement and compromise of the Litigation as provided herein.

1.19           “Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness and reasonableness of the Settlement.

1.20           “Settling Parties” means, collectively, each of the Individual Defendants, MSC, and Plaintiff on behalf of itself, MSC and MSC’s shareholders.

2.	Settlement Of The Litigation

2.1           As consideration for this settlement, MSC has agreed that the Board will adopt a written equity grant policy containing the following polices and practices not less than ninety (90) days after the Effective Date:
a.
Each annual grant shall be awarded on a pre-determined date, and off-cycle new hire and promotion grants shall be awarded either at a regularly scheduled or special meeting of the Compensation Committee (the “Committee”) or the Board (or other Board committee or subcommittee), as follows (except as provided under “Director Equity Awards” below):

Annual Grant.  The annual grant of equity awards shall be approved by the Committee or the Board (or other Board committee or subcommittee) on the date of the first regularly scheduled meeting of the Committee or the Board (or other Board committee or subcommittee) held during the first quarter of each fiscal year as part of the annual compensation review process after the Company’s audited financial statements for the prior year are completed.

Off-Cycle Grants.  Off-cycle grants of equity awards shall be approved by the Committee or the Board (or other Board committee or subcommittee) at a regularly scheduled or special meeting.

Promotion and New Hire Grants.  Promotion and new hire grants of equity awards shall be approved by the Committee or the Board (or other Board committee or subcommittee) at a regularly scheduled or special meeting.

Director Equity Awards.  Non-employee directors shall receive equity awards as determined from time to time in accordance with any director compensation policy established by the Board of Directors. The director compensation policy shall provide for the applicable grant dates.

b.
The Committee shall have sole authority to grant equity awards; provided, however, that the Board of Directors shall approve grants of equity awards to non-employee directors; and provided, further, that the Board of Directors may establish other committees of the Board or the Committee may establish a subcommittee to grant equity awards to grantees other than directors and officers of the Company, within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934 (“Section 16 Officers”).  Equity awards shall be made only at meetings as described in the Company’s Equity Grant Policy Statement.  Minutes of meetings at which the Committee or Board (or other Board committee or subcommittee) approve equity awards shall be prepared, and then reviewed and approved by the granting authority, and, once approved, shall be placed in the minute books of the Board of Directors of the Company.

c.
Amendments or modifications to outstanding equity awards must be approved by the Committee or the Board (or other Board committee or subcommittee) in the same manner in which the equity award was granted.  Any amendments or modifications shall be subject to the terms of the equity compensation plan under which the equity awards were granted and shall be subject to applicable legal requirements, including the rules of the NYSE Listed Company Manual.

d.
Equity awards shall vest over a period no shorter than two years, subject to any shorter vesting periods that may apply in the case of a change of corporate control, under any employment agreements, upon the termination of an employee’s employment (including upon retirement as provided in the Company’s equity incentive plans), pursuant to the Company’s by-laws, or in other circumstances so determined by the Committee or the Board (or other Board committee or subcommittee).

e.
In advance of each meeting at which equity awards are to be considered, management shall provide to the Committee or the Board (or other Board committee or subcommittee) a list of all Section 16 Officers and other employees for whom management recommends an award.  The list shall include the name of each individual, the number or value of recommended equity awards for each individual, the proposed vesting schedules or provisions, the proposed exercise prices for options, the proposed expiration dates of options and similar awards, and the other proposed terms of the equity awards.  At the meeting, the Committee or the Board (or other Board committee or subcommittee) shall determine the exact recipients of equity awards and the terms of such awards.  Restricted shares, restricted share units, performance shares, performance share units and other similar equity awards generally are approved based on a dollar value, with the number of shares subject to the award to be determined based on the closing price of the Company’s Class A common stock on the NYSE on the grant date.

The Committee or the Board (or other Board committee or subcommittee) shall independently make its determination for the equity awards to be granted to the Company’s Chief Executive Officer, based upon all appropriate considerations, including but not limited to, the Company’s performance.

The grant of equity awards by the Committee or Board (or other Board committee or subcommittee) shall be evidenced by resolutions that include the grant details specified in this section. Grant details shall be transmitted to the Company’s legal and accounting departments on the date of grant.

f.
Prior to the expiration of an equity award and for a minimum of three (3) years thereafter, the Company will retain the following records evidencing the approval of the grant:  (i) documents pertaining to the equity award provided to the Committee or the Board (or other Board committee or subcommittee) in advance of each meeting at which equity awards are to be considered; and (ii) minutes of the meeting of the Committee or the Board (or other Board committee or subcommittee) at which the equity award is approved.

g.
The exercise price for all stock options will be no less than the closing price of the Company’s Class A common stock on the NYSE on the grant date.  The grant date of an equity award shall be the grant date prescribed above under “Annual, Off-Cycle, Promotion and New Hire Grants”; provided, however, that:

(i)	the Committee or the Board (or other Board committee or subcommittee) may designate a later date as the grant date; and

(ii)	if the grant date, as so determined, is not an NYSE trading day, then the grant date shall instead be the first NYSE trading date immediately thereafter.

h.
Company management, in consultation with the Committee or the Board (or other Board committee or subcommittee), shall designate a Company employee who shall be responsible for ensuring that the Company complies with applicable laws, regulations and accounting standards related to the granting of equity-based compensation, and that the Company’s policies, procedures and equity compensation plans are followed.

i.	The Internal Audit Department will conduct periodic audits of the Company’s compliance with the terms of its equity compensation plans and the Company’s procedures relating to equity grants.

j.	The Committee shall have the authority to amend the Equity Grant Policy from time to time.

2.2           As further consideration for this Settlement, MSC has agreed to adopt the following corporate governance enhancements not less than ninety (90) days after the Effective Date:

a.
Under the direction of a MSC employee, MSC shall establish cross functional training for personnel in all areas associated with equity award granting and administration process covering:  (i) equity award programs and related improvements to equity compensation controls, processes and procedures; (ii) accounting implications of equity awards; and (iii) legal and tax implications of equity award grants;

b.
The Audit Committee shall appoint a Director of Internal Auditing who will report directly to the Audit Committee, communicate regularly with the Audit Committee, attend Audit Committee meetings, and meet at least quarterly with the Audit Committee; and

c.	The Audit Committee will meet periodically with both internal and external auditors to discuss MSC’s methods of accounting for equity-based compensation.

2.3           Defendants acknowledge that the Litigation was a material factor in the Board agreeing to the policies and procedures set forth in ¶ 2.1 and ¶ 2.2, and MSC acknowledges that those polices and procedures confer a substantial benefit to MSC and its shareholders.  The polices and procedures set forth in ¶ 2.1 and ¶ 2.2 shall continue for a minimum of three (3) years subject to the continuing review and revision by the Board or a committee of the Board in the ordinary course.

2.4           Within five (5) business days of the execution of this Stipulation by all parties hereto, the Settling Parties shall apply in the Court for an entry of an order (the “Preliminary Approval Order”), substantially in the form of Exhibit A attached hereto, requesting, among other things, preliminary approval of the Settlement set forth in the Stipulation and related documents, such order to:

a.	approve the Settling Parties’ method of Notice to MSC shareholders of the Settlement and Settlement Hearing as required by Rule 23.1 of the Federal Rules of Civil Procedure and due process;

b.	approve the form of Notice, substantially in the form of Exhibit B attached hereto;

c.	set a date for a Settlement Hearing to determine whether the Settlement should be approved as fair, reasonable, adequate and in the best interests of MSC and its shareholders; and

d.
provide for entry of a Final Judgment and Order of Dismissal approving the Settlement (substantially in the form of Exhibit C attached hereto) and dismissing the Litigation with prejudice, provided that the Court determines, at or after the Settlement Hearing, that the Settlement should be approved as fair, reasonable, adequate and in the best interests of MSC and its shareholders.

2.5           MSC shall be responsible for the cost and dissemination of the Notice to its shareholders of record after approval of the form of Notice by the Court.

3.	Releases

3.1           Subject to ¶ 3.3 and ¶ 3.4, upon the Effective Date, Plaintiff, MSC, or any record or beneficial MSC shareholder, whether indirectly, representatively, individually or in any other capacity, shall be deemed to have, and by operation of the Final Judgments in the Litigation, shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims, whether known or unknown, arising out of, relating to, or in connection with the defense, settlement or resolution of the Litigation against the Released Persons.

3.2             Subject to ¶ 3.3 and ¶ 3.4, upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Final Judgment in the Litigation, shall have, fully, finally, and forever released, relinquished and discharged Plaintiff and Plaintiff’s Counsel, each only in their capacity as such, from all claims arising out of, relating to or in connection with the institution, prosecution, assertion, settlement or resolution of the Litigation or the Released Claims.

3.3           These releases shall not be construed to limit or release any claims to enforce the terms of this Stipulation.

3.4           Nothing in this Stipulation is intended to or will affect Defendants’ rights, if any, with respect to indemnification and advancement rights and defenses under MSC’s by-laws, MSC’s articles of incorporation, New York law, and any other applicable authority.

4.	Conditions Of Settlement, Effect Of
Disapproval, Cancellation Or Termination

4.1           The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:

a.	the Court has entered Judgment approving the Settlement and dismissing the Litigation with prejudice; and

b.	the Court’s Judgment has become Final as defined in ¶ 1.6.

4.2           If any of the conditions specified in ¶ 4.1 are not met, then the Stipulation shall be canceled and terminated unless Plaintiff’s Counsel, the Individual Defendants’ counsel and MSC’s counsel mutually agree in writing to proceed with the Stipulation.

4.3           In the event that the Stipulation is not approved or is terminated, the proposed Settlement and any actions taken in connection therewith shall be vacated and terminated and shall become null and void for all purposes, and all negotiations, transactions and proceedings connected with it:  (i) shall be without prejudice to the rights of any of the Settling Parties; (ii) shall not be deemed to be or construed as evidence of, or an admission by any Settling Party of any fact, matter, or thing; and (iii) shall not be admissible in evidence or be used for any purpose in any subsequent proceedings in the Litigation or any other proceeding.  Upon termination of the Settlement, as provided herein, the Settling Parties to this Stipulation shall be deemed to have reverted to their respective status in the Litigation as of the date and time immediately prior to the execution of this Stipulation, Plaintiff’s Counsel shall be obligated, jointly and severally, to repay to MSC or its insurers any attorneys’ fees and expenses paid by or on behalf of Defendants within ten (10) days in accordance with ¶ 5.2, and, except as otherwise expressly provided, the Settling Parties shall proceed in all respects as if this Stipulation and any related Orders had not been entered.

5.	Plaintiff’s Counsel’s Fees And Expenses

5.1           MSC has agreed, subject to approval by the Court, that for Plaintiff’s Counsel’s efforts in filing and prosecuting the Litigation, Plaintiff’s Counsel will receive $800,000 for their fees and expenses or an amount awarded by the Court that does not exceed this amount.

5.2           MSC or its insurers shall pay Plaintiff’s Counsel court-ordered fees and expenses up to the sum of $800,000 within ten (10) business days after MSC receives notice of entry by the Court of an order approving the Fee and Expense Amount, subject to Plaintiff’s Counsel’s joint and several obligations to make appropriate refunds or repayments to MSC or its insurers if, as a result of any appeal, further proceedings on remand, or successful collateral attack, the Fee and Expense Amount is reduced or if the Settlement is terminated.  Such payment shall constitute final and complete payment for Plaintiff’s Counsel’s fees and expenses that have been incurred or will be incurred in connection with the prosecution and resolution of the derivative claims asserted in the Litigation and will be paid to the law firm of Barroway Topaz Kessler Meltzer & Check, LLP as receiving agent for Plaintiff’s Counsel.

5.3           Barroway Topaz Kessler Meltzer & Check, LLP shall be solely responsible for distribution of the Fee and Expense Amount and shall be entitled to distribute a percentage of the Fee and Expense Amount among all of Plaintiff’s Counsel as per any agreement of Plaintiff’s Counsel.  Defendants shall have no responsibility for the allocation of the fees and expenses distributed among Plaintiff’s Counsel in the Litigation.  Except as expressly provided herein, neither the Company, the Individual Defendants nor any of the Released Persons shall be liable for any fees or expenses of Plaintiff, any present or former shareholder of the Company, or any of their attorneys, experts, advisors, agents or representatives in connection with the Litigation.

5.4           Final resolution by the Court of Plaintiff’s Counsel’s application for fees and expenses shall not operate to terminate or cancel this Stipulation, or affect or delay the finality of Judgment approving the Stipulation.

6.	Miscellaneous Provisions

6.1           The Settling Parties agree to cooperate to the extent necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the terms and conditions of the Stipulation.

6.2           Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement:  (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (ii) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative.  The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

6.3           The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by reference.

6.4           This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

6.5           This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties or inducements have been made to any Settling Party concerning the Stipulation or any of its exhibits other than the representations, warranties and covenants contained and memorialized in such documents.  Except as otherwise provided herein, each Settling Party shall bear its, his or her own costs.

6.6           Each counsel or other Person executing this Stipulation or its exhibits on behalf of any Settling Party hereby warrants that such Person has the full authority to do so.

6.7           This Stipulation may be executed in one or more counterparts.  All executed counterparts and each of them, including facsimile and .pdf counterparts, shall be deemed to be one and the same instrument.  A complete set of originally executed counterparts shall be filed with the Court.  Facsimile and .pdf signatures shall be effective as though original.

6.8           This Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties.

6.9           The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Settling Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation.

6.10           This Stipulation shall be governed by the laws of the State of New York.

IN WITNESS WHEREOF, the Settling Parties hereto have caused this Stipulation to be executed by their duly authorized attorneys.

Dated: July 7, 2009	Respectfully Submitted,

/s/ Robert J. Shapiro
Robert J. Shapiro
Jonathan S. Shapiro
THE SHAPIRO FIRM, LLP
500 Fifth Avenue, 14th Floor
New York, New York  10110
(212) 391-6464

Eric L. Zagar
Michael J. Hynes
Nichole T. Browning
BARROWAY TOPAZ KESSLER
    MELTZER & CHECK LLP
280 King of Prussia Road
Radnor, Pennsylvania  19087
(610) 667-7706

Counsel for Plaintiff
Plymouth County Retirement Association

/s/ James R. Carroll
Scott D. Musoff
James R. Carroll
Michael S. Hines
SKADDEN, ARPS, SLATE
    MEAGHER & FLOM LLP
Four Times Square
New York, New York  10036
(212) 735-3000

-- and --

One Beacon Street
Boston, Massachusetts  02108
(617) 573-4800

Counsel for Individual Defendants
James Schroeder, Shelly Boxer, Barbara Schwartz, David Sandler, Steven Tudor, Melvin Redman, Charles Moyer, Ross Anker, Charles Boehlke, Mitchell Jacobson, Roger Fradin, Denis Kelly, Raymond Langton, and Philip Peller

/s/ Eliot Lauer
Eliot Lauer
Timothy N. McCabe
CURTIS, MALLET-PREVOST,
    COLT & MOSLE LLP
101 Park Avenue
New York, New York  10178
(212) 696-6000

Counsel for Nominal Defendant
MSC Industrial Direct Co., Inc.

EXHIBIT A
UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF NEW YORK

x
PLYMOUTH COUNTY RETIREMENT ASSOCIATION,

Plaintiff,

v.

JAMES SCHROEDER, SHELLY BOXER, BARBARA SCHWARTZ, DAVID SANDLER, STEVEN TUDOR, MELVIN REDMAN, CHARLES MOYER, ROSS ANKER, CHARLES BOEHLKE, MITCHELL JACOBSON, ROGER FRADIN, DENIS KELLY, RAYMOND LANGTON, and PHILIP PELLER,

Defendants,

and

MSC INDUSTRIAL DIRECT CO., INC.,
Nominal Defendant.
: : : : : : : : :	Civil Action No. 07-CV-04772-ADS-ETB
x

[PROPOSED] PRELIMINARY APPROVAL ORDER

WHEREAS, the parties have made an application for an order preliminarily approving the settlement (the “Settlement”) of the above-captioned action (the “Litigation”) in accordance with the Stipulation of Settlement (the “Stipulation”), which, together with the exhibits attached thereto, sets forth the terms and conditions for a proposed Settlement and dismissal of the Litigation; and

WHEREAS, the Court having read and considered the Stipulation and the exhibits attached thereto; and

WHEREAS, all capitalized terms contained herein shall have the same meaning as set forth in the Stipulation,

NOW, THEREFORE, IT IS HEREBY ORDERED:

1.           The Settlement appears to be the product of serious, informed, non-collusive negotiations and falls within the range of possible approval and, therefore, merits further consideration.

2.           This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Litigation.

3.           A Settlement Hearing shall be held before this Court on _______, 2009, at _________ at the Long Island Courthouse, 100 Federal Plaza, Central Islip, New York 11722 to:  (i) determine whether the Settlement of the Litigation on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to MSC Industrial Direct Co., Inc. (“MSC”) and MSC’s shareholders; (ii) consider a Judgment dismissing the Litigation with prejudice, with each party to bear its, his or her own costs (unless expressly stated otherwise in the Stipulation), and release and enjoin prosecution of any and all claims to be released pursuant to the Stipulation; (iii) consider Plaintiff’s counsels’ request for an award of attorneys’ fees and expenses to be paid by MSC or its insurers; and (iv) hear such other matters as the Court may deem necessary and appropriate.

4.           The Court approves, as to form and content, the Notice of Proposed Settlement of Derivative Action and of Settlement Hearing (the “Notice”) attached as Exhibit B to the Stipulation, and finds that the distribution of the Notice substantially in the manner and form set forth in this Order meets the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all persons entitled thereto of all matters relating to the Settlement.

5.           Not later than ten (10) days following entry of this Order, MSC shall cause copies of the Notice and Stipulation to be filed with the Securities and Exchange Commission as exhibits to a current report on Form 8-K.

6.           Not later than fourteen (14) days following entry of this Order, MSC shall cause a copy of the Notice to be published once in Investor’s Business Daily or a similar nationally-circulated business publication.

7.           All costs incurred in the filing and publication of the Notice shall be paid by MSC and MSC shall undertake all administrative responsibility for filing and publication of the Notice.

8.           At least seven (7) days prior to the Settlement Hearing, MSC’s counsel shall serve on counsel for Plaintiff and file with the Court proof, by affidavit or declaration, of such filing and publication of the Notice.

9.           Any person who is a MSC shareholder as of the date this Order is entered, may appear and show cause, if any, why the terms of the Settlement should not be approved as fair, reasonable and adequate, or why a Judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no current MSC shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, unless that person has, at least twenty (20) days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by overnight mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:

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James R. Carroll
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
One Beacon Street
Boston, Massachusetts  02108

Eliot Lauer
CURTIS, MALLET-PREVOST,
COLT & MOSLE LLP
101 Park Avenue
New York, New York 10178

Michael J. Hynes
BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
280 King of Prussia Road
Radnor, Pennsylvania 19087

Any person who fails to object in the manner provided above shall be deemed to have waived his, her, or its objection and shall forever be barred from making any such objection in this Litigation or in any other action or proceeding.

10.           All papers in support of the Settlement and the award of attorneys’ fees and expenses shall be filed with the Court and served at least seven (7) calendar days prior to the Settlement Hearing.

11.           The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the current MSC shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement.  The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the current MSC shareholders.

12.           If the Settlement provided for in the Stipulation shall be approved by the Court following the Settlement Hearing, the Final Judgment shall be entered as described in the Stipulation.

13.           If the Stipulation is not approved by the Court, is terminated, rescinded, or fails to become effective in accordance with its terms, the Litigation shall proceed, completely without prejudice to any party as to any matter of law or fact, as if both the Stipulation had not been made and had not been submitted to the Court, and neither the Stipulation, any provision contained in the Stipulation, any action undertaken pursuant thereto, nor the negotiation thereof by any party, shall be deemed an admission or offered or received in evidence at any proceeding in the Litigation or any other action or proceeding.

14.           All proceedings in the Litigation, other than such proceedings as may be necessary to carry out the terms and conditions of the Stipulation and the Settlement, are hereby stayed and suspended until further order of this Court.  Pending final determination of whether the Settlement should be approved, Plaintiff, MSC, and all MSC’s shareholders, and any of them, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Parties.

SO ORDERED:

Dated:
Arthur D. Spatt
United States District Judge

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EXHIBIT B
UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF NEW YORK

x
PLYMOUTH COUNTY RETIREMENT ASSOCIATION,

Plaintiff,

v.

JAMES SCHROEDER, SHELLY BOXER, BARBARA SCHWARTZ, DAVID SANDLER, STEVEN TUDOR, MELVIN REDMAN, CHARLES MOYER, ROSS ANKER, CHARLES BOEHLKE, MITCHELL JACOBSON, ROGER FRADIN, DENIS KELLY, RAYMOND LANGTON, and PHILIP PELLER,

Defendants,

and

MSC INDUSTRIAL DIRECT CO., INC.,

Nominal Defendant.
: : : : : : : : :	Civil Action No. 07-CV-04772-ADS-ETB
x

NOTICE OF PROPOSED SETTLEMENT OF
DERIVATIVE ACTION AND OF SETTLEMENT HEARING

TO: ALL HOLDERS OF THE COMMON STOCK OF MSC INDUSTRIAL DIRECT CO., INC. (“MSC” OR THE “COMPANY”).  PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY.  YOUR RIGHTS WILL BE AFFECTED.  IF YOU HOLD MSC COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE TRANSMIT THIS NOTICE TO SUCH BENEFICIAL OWNER.

YOU ARE HEREBY NOTIFIED that a proposed settlement (the “Settlement”) has been reached with respect to Plymouth County Retirement Association v. Schroeder, Civ. No. 07-04772-ADS-ETB (E.D.N.Y.) (the “Litigation”), which arises out of allegations of backdating of stock options at the Company.  The terms of the Settlement are set forth in a Stipulation of Settlement dated July 7, 2009 (the “Stipulation”), which has been furnished as an exhibit to MSC’s __________, 2009 Form 8-K filing with the United Stated Securities and Exchange Commission.  If you own MSC common stock, your rights may be affected by the Settlement.  Please note that because this is a derivative action and not a class action, no individual stockholder has a right to be compensated as a result of the Settlement.

PLEASE BE FURTHER ADVISED that pursuant to an Order of the United States District Court for the Eastern District of New York dated _____, 2009, a hearing (the “Settlement Hearing”) will be held on _______, 2009, at _________ p.m., before the Honorable Arthur D. Spatt, in the United States District Court for the Eastern District of New York (the “Court”), Long Island Courthouse, 100 Federal Plaza, Central Islip, New York 11722.  The purpose of the Settlement Hearing is to (i) determine whether the Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to MSC and MSC’s shareholders; (ii) consider a judgment dismissing the Litigation with prejudice, with each party to bear its, his or her own costs (unless expressly stated otherwise in the Stipulation), and release and enjoin prosecution of any and all claims to be released pursuant to the Stipulation; (iii) consider Plaintiff’s counsels’ request for an award of attorneys’ fees and expenses to be paid by MSC or its insurers; and (iv) hear such other matters as the Court may deem necessary and appropriate.

Under the proposed settlement, the Company has agreed to adopt certain changes in policies and procedures concerning equity compensation grants and auditing practices.  Each of the Defendants denies and continues to deny all allegations of wrongdoing and deny liability on the claims asserted in the Litigation.

If the Settlement is approved, the Litigation will be dismissed with prejudice against all defendants, and the defendants will be released by Plaintiff, MSC and MSC’s shareholders (derivatively on behalf of MSC) from all claims that were or could have been alleged in the Litigation and that arise from the facts and events forming the basis of the Litigation.

At or before the Settlement Hearing, Plaintiff’s counsel will apply to the Court for an award of $800,000 in attorneys’ fees and for reimbursement of expenses, to be paid solely by MSC or its insurers.  Defendants have agreed not to contest this application.

Any MSC shareholder as of _________, 2009 who objects to the Settlement of the Litigation or the terms thereof, the judgment to be entered in the Litigation, and/or Plaintiff’s application for fees and expenses, or otherwise wishes to be heard, may appear personally or by counsel at the Settlement Hearing and present evidence or argument that may be proper and relevant; provided, however, that no such evidence or argument may be considered, except by Order of the Court for good cause shown, unless, no later than ___________, 2009, copies of (i) a written notice of intention to appear, identifying the name, address, and telephone number of the objector or other person wishing to be heard and, if represented, their counsel; (ii) a written detailed statement of such person’s specific objections to any matter before the Court; (iii) account statements or other documentation sufficient to show that the objector is a current MSC shareholder; (iv) the grounds for such objections and any reasons for such person’s desiring to appear and be heard; and (v) all documents and writings such person desires the Court to consider, are filed with the Court and served by hand or overnight delivery upon the following counsel:

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James R. Carroll SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP One Beacon Street Boston, Massachusetts 02108	Eliot Lauer CURTIS, MALLET-PREVOST, COLT & MOSLE LLP 101 Park Avenue New York, New York 10178

Michael J. Hynes BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP 280 King of Prussia Road Radnor, Pennsylvania 19087

The foregoing description of the Settlement is not intended to be comprehensive.  For a complete description of the Settlement terms, please see the Stipulation, which is available as an exhibit to MSC’s _________, 2009 Form 8-K filing with the Securities and Exchange Commission.

If you have any questions regarding the Settlement, please direct your inquiries to Plaintiff’s Counsel:  Michael J. Hynes, Barroway Topaz Kessler Meltzer & Check LLP, 280 King of Prussia Road, Radnor, PA 19087; telephone 610-667-7706.

PLEASE DO NOT CALL OR DIRECT ANY INQUIRIES TO THE COURT.

Dated:___________, 2009	BY ORDER OF THE COURT.

B-3

EXHIBIT C
UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF NEW YORK

x
PLYMOUTH COUNTY RETIREMENT ASSOCIATION,

Plaintiff,

v.

JAMES SCHROEDER, SHELLY BOXER, BARBARA SCHWARTZ, DAVID SANDLER, STEVEN TUDOR, MELVIN REDMAN, CHARLES MOYER, ROSS ANKER, CHARLES BOEHLKE, MITCHELL JACOBSON, ROGER FRADIN, DENIS KELLY, RAYMOND LANGTON, and PHILIP PELLER,

Defendants,

and

MSC INDUSTRIAL DIRECT CO., INC.,

Nominal Defendant.
: : : : : : : : :	Civil Action No. 07-CV-04772-ADS-ETB
x

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL

This matter came before the Court for hearing on __________, 2009 (the “Settlement Hearing”), pursuant to the Order of this Court, dated _________, 2009, and entitled “Preliminary Approval Order,” on the application of the parties hereto for approval of the proposed settlement (“Settlement”) set forth in the Stipulation of Settlement dated July 7, 2009 (the “Stipulation”).  The Court has reviewed and considered all documents, evidence, objections (if any) and arguments presented in support of or against the Settlement; the Court being fully advised of the premises and good cause appearing therefor, the Court enters this Final Judgment and Order of Dismissal.

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1.           This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2.           This Court has jurisdiction over the subject matter of this Litigation, including all matters necessary to effectuate the Settlement, and over all Settling Parties.

3.           This Court finds that the Notice of Proposed Settlement of Derivative Action and of Settlement Hearing (the “Notice”) provided to MSC shareholders constituted the best notice practicable under the circumstances.  The Notice fully satisfied the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and the requirements of due process.

4.           Pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, this Court hereby finds that the Stipulation and the Settlement are fair, just, reasonable and adequate to, and in the best interests of, MSC, and hereby approves the Stipulation and the Settlement in all respects and directs the Settling Parties to perform the terms thereof, to the extent that they have not already done so.

5.           The Litigation and all claims contained therein, as well as all of the Released Claims, are dismissed with prejudice.  The parties are to bear their own costs, except as otherwise provided in the Stipulation.

6.           Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (ii) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative.  The Released Persons may file the Stipulation and/or the Judgments in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

7.           The Court hereby approves the Fee and Expense Amount of $__________, and finds that such fee is fair and reasonable.  MSC or its insurers are directed to pay the Fee and Expense Amount in accordance with the terms of the Stipulation.

8.           Without affecting the finality of this Judgment in any way, this Court hereby retains jurisdiction with respect to implementation and enforcement of the terms of the Stipulation.

SO ORDERED:

Dated:
Arthur D. Spatt
United States District Judge

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